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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : MAY 28, 2002

                           COMMISSION FILE NO. 1-10403


                              TEPPCO PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
        DELAWARE                                                76-0291058
(STATE OF INCORPORATION                                      (I.R.S. EMPLOYER
    OR ORGANIZATION)                                      IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         On May 28, 2002, TEPPCO Partners, L.P. (the "Partnership") issued a press release announcing the signing of a purchase and sale agreement with Burlington Resources Gathering Inc., a subsidiary of Burlington Resources Inc., to acquire the Val Verde Gathering System located in the San Juan Basin of New Mexico, for $444 million. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

         The matters discussed in the attached press release include "forward-looking statements" within the meaning of various provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on certain assumptions and analyses made by the Partnership in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate under the circumstances. However, whether actual results and developments will conform with the Partnership's expectations and predictions is subject to a number of risks and uncertainties, including general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by the Partnership, competitive actions by other pipeline companies, changes in laws or regulations, and other factors, many of which are beyond the control of the Partnership. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that actual results or developments anticipated by the Partnership will be realized or, even if substantially realized, that they will have the expected consequences to or effect on the Partnership or its business or operations.


ITEM 7.  STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

                  Exhibit
                  Number                    Description
                  ------                    -----------

                  Exhibit 99.1              Press release dated May 28, 2002.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TEPPCO Partners, L.P.
                               (Registrant)

                               By: Texas Eastern Products Pipeline Company, LLC
                                      General Partner

                                        /s/  CHARLES H. LEONARD
                               -------------------------------------------------
                                             Charles H. Leonard
                                 Sr. Vice President and Chief Financial Officer



Date:  June 4, 2002



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                                 EXHIBIT INDEX


                 Exhibit
                  Number                    Description
                  ------                    -----------

                  Exhibit 99.1              Press release dated May 28, 2002.